067 P-1

                        SUPPLEMENT DATED AUGUST 12, 2003
                              TO THE PROSPECTUS OF
                           FIDUCIARY HIGH INCOME FUND
                              DATED AUGUST 1, 2003


      The first paragraph of the section INCOME AND CAPITAL GAIN DISTRIBUTIONS under DISTRIBUTIONS AND TAXES is replaced with the following:

      The Fund intends to make monthly distributions from its net investment income. Any realized capital gains may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gains.

                  Please keep this supplement for future reference.